CO PY RI GH T © A BC EL LE RA January 14, 2025 AbCellera Corporate Overview

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew

We are a clinical-stage biotech company focused on developing novel **antibody medicines.**

Founded: 2012

Employees: ~600

Locations: Vancouver & Montreal, Canada
Sydney, Australia

IPO: December 2020

Liquidity: $680M*

Programs

We are advancing an internal pipeline of programs.

- **20+** Internal program starts
- **2** Molecules in IND-enabling activities
- **2** Molecules in the clinic[1]

Partnerships*

We form strategic partnerships with companies that bring **novel biology or technology**.

- **100+** Programs
- **40+** Partners
- **16** Molecules in the clinic[2]

Platform

We have built a fully integrated antibody drug platform from **discovery to clinical manufacturing and development.**

- **$500M+** In total platform investments
- **300K+sq ft** of research and manufacturing facilities

*As of September 30, 2025
1. AbCellera-led programs
2. Partner-led programs, including under Trianni licenses, to have reached the clinic

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Our platform was built through 10+ years of drug discovery **partnerships.**

Since 2014, we have partnered with some of the industry's most innovative pharma and biotech companies. Partnerships were a driver for R&D, and provided near-term revenue in the form of research payments and long-term potential revenue in the form of royalty stakes in those drug programs.

In 2023, we shifted our focus from partnerships to advancing a pipeline of internal and co-developed programs.

100+
partnered-initiated therapeutic programs with downstreams*

16
molecules from partnered-led programs have reached the clinic*

moderna, Lilly, REGENERON, AbbVie, GSK, GILEAD, EQRx, NOVARTIS, sanofi, Pfizer, EVEREST MEDICINES, igm Biosciences, Inc., KODIAK, Abdera Therapeutics, BILL & MELINDA GATES foundation, DARPA, Ablynx, EMPIRICO, angios biotech, DENALI, Autolus, Lyell, Invetx, TACHYON, teva, MERCK, Incyte, Prelude THERAPEUTICS

*As of September 30, 2025

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5 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew Use our competitive advantage in antibody drug creation to build a pipeline of differentiated assets. STRATEGY Discovery for GPCR and ion channel targets Novel modalities, including multi-specifics and ADCs Indication agnostic

INTERNAL PIPELINE & PROGRAMS

Two programs in the **clinic**, **two** programs in **IND-enabling activities**, and **20+** programs in **discovery.**

MOLECULE	TARGET	THERAPEUTIC AREA
ABCL635	**NK3R**	**Endocrinology & Women's Health**
ABCL575	**OX40L**	**Immunology & Inflammation**
ABCL688	**Undisclosed** GPCR / ion channel	**Autoimmunity**
ABCL386	**Undisclosed**	**Oncology**

STAGE

Discovery | IND-Enabling | Phase 1 | Phase 2 | Phase 3



20+ discovery programs in the pipeline

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2025 PRIORITIES

Clinical trials on track, completed platform investments, and started activities at clinical manufacturing site.

ABCL635 Phase 1/2 clinical trial initiated (June 2025)

ABCL575 Phase 1 clinical trial initiated (July 2025)

Nominated two additional development candidates for IND-enabling activities (**ABCL688 & ABCL386**)

Completed platform investments by the first half of the year

Initiated activities at the new clinical manufacturing facility

~$680M in available liquidity to execute on our strategy

As of September 30, 2025

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2026 PRIORITIES

Advance pipeline to key data readouts for ABCL635 and ABCL575, and set up for additional three INDs in 2027.

ABCL635 Phase 1 clinical trials topline readout in H2 2026

ABCL688 progressing through **IND-enabling studies**

ABCL575 Phase 1 clinical trials topline readout in H2 2026

ABCL386 progressing through **IND-enabling studies**

Nominate at least 1 additional development candidate for IND-enabling studies

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Corporate Overview

Two readouts in 2026 & potential for **multiple catalysts in 2027**.

Program	2026 (Q1–Q4)	2027: Potential Catalysts in 2027
ABCL635 Menopausal VMS	Phase 1/2 (Q1–Q3); Readout (Q3)	**Late stage development** of ABCL635 in menopausal VMS
ABCL635 VMS in Oncology		Initiation of **Phase 2 studies** of ABCL635 in **oncology VMS**
ABCL575 Inflammation & Autoimmunity	Phase 1 (Q1–Q4); Readout (Q4)	Options for **further development** or **out-licensing** of ABCL575
ABCL688 Autoimmunity	IND-enabling (Q1–Q4)	**IND submissions** and initiation of **Phase 1/2 study in patients** for ABCL688, ABCL386 and a new development candidate
ABCL386 Oncology	IND-enabling (Q1–Q4)	
New Development Candidate	Development candidate selection (Q1–Q3)	

Additionally, 20+ discovery programs in the pipeline anticipated to produce **1-2 development candidates per year**

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10 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew Internal Programs

OUR PLATFORMS

We are unlocking high-value drug targets.

GPCR & Ion Channel Platform

- **Clinically validated**, membrane-protein targets with **large commercial potential** that have proven largely intractable using traditional methods for antibody discovery.
- Many high-value targets for large unmet medical need in **immunology, pain, endocrinology, fibrosis and more**.

T-Cell Engager Platform

- Platform to create bispecific antibodies therapies with the potential for **improved specificity and safety**.
- Large, **untapped market opportunity** in solid tumors and autoimmunity.


100% human health n = 27
56% undisclosed
GPCRs & ion channels
n = 15
30% oncology & immunology
T-cell engagers
n = 8
10% undisclosed
other
n = 3
4%
infectious disease
pandemic response
n = 1

27 AbCellera-Initiated Programs*
started across these therapeutic areas

*As of December 31, 2024

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12 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew Internal Programs ABCL635

INTERNAL PIPELINE & PROGRAMS

ABCL635 is a **potential first-in-class** antibody for the **non-hormonal treatment of vasomotor symptoms** (hot flashes).

Target

Neurokinin 3 receptor (NK3R)

Target Type

G protein-coupled receptor (GPCR)

Indication

Moderate-to-severe vasomotor symptoms (VMS) associated with menopause

Therapeutic Area

Endocrinology / women's health

Status

Phase 2



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ABCL635
NK3R Antagonist

In Phase 2 clinical trial with readout anticipated in Q3 **2026.**

Science

- **NK3R is a GPCR** involved in endocrine homeostasis and thermoregulation
- Pathway is **clinically validated** with small molecules
- Primary scientific risk is in achieving sufficient **target engagement**

Commercial Opportunity

- Approximately **6 million women with moderate-to-severe VMS in US**[2]
- **Novel non-hormonal treatments** for VMS are estimated to become a **$2B+ market opportunity**

Differentiation

- **Potential for:**
  - **First-in-class antibody** therapy
  - **Enhanced efficacy**
  - **Differentiated safety profile**
  - **Monthly** (Q4W) subcutaneous **dosing schedule, preferred by women with VMS**

Development Path

- **Well-established clinical development path**
- **Biomarkers** enable assessment of **target engagement in Phase 1**
- **Safety** and **early efficacy data readouts in 2026**

1. US Census Bureau. Women age 45-64. 2. Nappi RE, et. al. Menopause. 2021 May 24;28(8):875-882. doi: 10.1097/GME.0000000000001793.

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15 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew VMS are highly prevalent, significantly impact health and well-being, and are the most common reason for seeking treatment for menopause. 1. Avis NE, et al. JAMA Intern Med. 2015 Apr;175(4):531-9. doi: 10.1001/jamainternmed.2014.8063.. 2. Thurston RC, et al. Obstet Gynecol Clin North Am. 2011 Sep;38(3):489-501. doi: 10.1016/j.ogc.2011.05.006. 3. Faubion SS, et al. Mayo Clin Proc. 2023 Jun;98(6):833-845. doi: 10.1016/j.mayocp.2023.02.025. 4. O'Neill MT, et al. Occup Med (Lond). 2023 Sep 29;73(6):332-338. doi: 10.1093/occmed/kqad078. Millions of women seek treatment VMS are a significant burden Commercial Opportunity ABCL635 VMS are the most common symptoms of menopause, persisting for a median of 7.4 years.1 They have a significant impact on quality of life, are associated with cardiovascular disease risk,2 and result in lost productivity, career advancement, and income.3,4,5 Approximately 40 million women are of menopausal age in the US.6 ~30% of women experience moderate-to-severe VMS,7 and it is estimated that more than half seek treatment for menopausal symptoms.8 5. Ko J, et al. Menopause Foundation of Canada; October 16, 2023. Accessed April 24, 2025. https://menopausefoundationcanada.ca/menopause-and-work-in-canada-report/ 6. US Census Bureau. Women age 45-64. 7. Nappi RE, et. al. Menopause. 2021 May 24;28(8):875-882. doi: 10.1097/GME.0000000000001793. 8. Todorova L, et al. Menopause. 2023 Dec 1;30(12):1179-1189. doi: 10.1097/GME.0000000000002265.

ABCL635 | Commercial Opportunity

Despite effective treatments, there remains a **large unmet need for many women suffering from VMS.**

Menopause Hormone Therapy (MHT) is an **effective treatment** for VMS, and the current standard of care.

However, there are many women who are **contraindicated**, have **complications**, or who **choose not to take** MHT.

~12% of women are contraindicated.[1]

Presently there are contraindications to MHT for estrogen-dependent cancers and cardiovascular disease.[2]

~8% of women discontinue MHT within 12 months.[1 †]

In a global study, **57% of women were eligible for MHT, but against using it.**[1]

1. Stute P, et al. Maturitas. 2022 Oct;164:38-45. doi: 10.1016/j.maturitas.2022.06.008.
2. "The 2023 Nonhormone Therapy Position Statement of The North American Menopause Society" Advisory Panel. 2023 Jun 1;30(6):573-590. doi: 10.1097/GME.0000000000002200.

† AbCellera estimate.

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17 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew NK3R antagonists are effective, non-hormonal options for VMS. ABCL635 Science Pre-Menopause

18 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew NK3R antagonists are effective, non-hormonal options for VMS. ABCL635 Menopause Science

19 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew NK3R antagonists are effective, non-hormonal options for VMS. ABCL635 Treatment Science Proposed mechanism of action for ABCL635 based on AbCellera nonclinical data and published literature.

ABCL635 Differentiation

Recently approved **NK3R therapies are building the market.**

Fezolinetant (Veozah®) by **Astellas**

Small molecule **NK3R** antagonist

Stage

Approved by US FDA on May 12, 2023

Dosing

Daily oral treatment

- Effective in reducing severity and frequency of VMS.
- Boxed warning for liver toxicity. Requires liver monitoring.

Elinzanetant (Lynkuet™) by **Bayer**

Small molecule **NK3R** and **NK1R** antagonist

Stage

Approved by US FDA October 24, 2025

Dosing

Daily oral treatment

- Effective in reducing severity and frequency of VMS.
- Warnings for CNS depressant effect, daytime impairment, and liver enzyme elevation. Requires liver monitoring.

CNS: Central nervous system

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ABCL635 | Differentiation

ABCL635 is designed to offer an **improved treatment option** for women with moderate-to-severe VMS due to menopause.

An **antibody-based therapeutic** may provide several benefits over current non-hormonal treatments:

Enhanced efficacy

Wider therapeutic index and **longer half-life** may enable better target engagement.

Reduced toxicities & side-effects

Antibodies are generally not associated with **drug-related liver toxicity**.[1]

ABCL635 does not antagonize NK1R, and is therefore not expected to induce **fatigue or somnolence**.[2, 3, 4, 5]

Dosing flexibility

Over 50% of women with VMS would prefer an **injectable every 4 weeks over a daily oral treatment**.[6]

Increasing use of GLP-1 agonists is significantly increasing the **autoinjector-experienced population**.

1. LiverTox: Clinical and Research Information on Drug-Induced Liver Injury [Internet]. Bethesda (MD): National Institute of Diabetes and Digestive and Kidney Diseases; 2012-. Monoclonal Antibodies. [Updated 2024 Dec 10]. Available from: https://www.ncbi.nlm.nih.gov/books/NBK548844/.
2. Pinkerton JV, et al. JAMA. 2024 Aug 22;332(16):1343–54. doi: 10.1001/jama.2024.14618.
3. Lederman S,et al. Lancet. 2023 Apr 1;401(10382):1091-1102. doi: 10.1016/S0140-6736(23)00085-5.
4. Johnson KA, et al. J Clin Endocrinol Metab. 2023 Jul 14;108(8):1981-1997. doi: 10.1210/clinem/dgad058.
5. Panay N., et al. Poster presentation at the North American Menopause Society (NAMS) Annual Meeting, [September 10 – 14, 2024]. Poster number P-121.
6. AbCellera. Sponsored primary market research, 2024. Survey question: If you were presented with two products that were equally efficacious and safe, with similar side effect profiles, which of the following would you prefer to take?

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22 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew Internal Programs ABCL575

INTERNAL PIPELINE & PROGRAMS

ABCL575 is a **potential best-in-class** antibody for the **treatment atopic dermatitis.**

Target

OX40 Ligand (OX40L)

Indication

Atopic Dermatitis (AD)

Therapeutic Area

Immunology & Inflammation

Status

Phase 1



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INTERNAL PIPELINE & PROGRAMS

ABCL575

OX40L Antagonist

Readout of Phase 1 clinical study anticipated in mid **2026**

Science

- **OX40L mechanism of action established** in atopic dermatitis with a favourable safety profile
- **High potential across multiple immunology and inflammation (I&I) indications** (asthma, alopecia, HS, celiac etc.)
- Attractive pathway for **development of combinations in I&I**

Commercial Opportunity

- **Atopic dermatitis is an $11B+* market**, growing at over 25%
- **Need for alternatives beyond IL-13 and IL-4/13 classes in both 1st line and 2nd line** (more than 20%** of dupilumab patients discontinue)
- **Potential of OX40L class across multiple indications** is being evaluated

Differentiation

- **Competitive space with two late stage programs** targeting OX40L (amlitelimab) and OX40 (rocatilimab)
- **ABCL575 expected to support Q24W or longer dosing schedule**

Development Path

- **Well-established clinical development path**
- **Safety** and **PK readouts in 2026**

* Cantor Fitzgerald Estimate, September, 2024

** Spekhorst et al. JAMA Dermatol. 2022; 158(9): 1048

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25 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew ABCL575 targets multiple immune pathways. ABCL575 Science Atopic Dermatitis

26 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew ABCL575 targets multiple immune pathways. ABCL575 Science Treatment Proposed mechanism of action for ABCL575 based on AbCellera nonclinical data and published literature.

27 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew Royalty Portfolio & Partnered Programs

OUR PARTNER PORTFOLIO

We built **industry-leading** capabilities through partnerships with the **top-tier of biotech and pharma partners.**

- Validated on **100+ therapeutic programs** over the past 10+ years
- Leading capabilities on **difficult targets and bispecifics**
- A portfolio of **passive royalty positions** in therapeutic programs



91% human health: target antigen known n = 87
47% oncology
21% neurology
17% immunology & inflammation
6% infectious disease
5% ophthal-mology
4% other
9% animal health n = 9

96 **Partner-Initiated Programs with Downstream Participation*** started are diversified across these therapeutic areas

*As of December 31, 2024

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Partnerships have built a large **portfolio of royalties** in future antibody medicines.

The value of this portfolio will mature over time as our partners advance these programs into the clinic and beyond.

Cumulative # of

PARTNER-INITIATED PROGRAM STARTS WITH DOWNSTREAMS



Mean royalty rate = 3.2%*
103
110
100
90
80
70
60
50
40
30
20
10
0
2015
16
17
18
19
20
21
22
23
24
25 Q3

Cumulative # of

MOLECULES IN THE CLINIC



Partner-led
AbCellera-led
18
2
16
18
16
14
12
10
8
6
4
2
0
2015
16
17
18
19
20
21
22
23
24
25 Q3

* For programs started by March 31, 2025

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Partner-initiated programs continue to progress towards the clinic.



Cumulative # of PARTNER-INITIATED PROGRAMS WITH DOWNSTREAM PARTICIPATION*
96
AbCellera Started
76
Transferred to Partner
6
Not Expected to Progress
14
In Progress
37
Understood to be Progressing
39
Not Expected to Progress
AbCellera Leading or Co-Leading Work
Partner Leading Work
4 Clinical Development
5 Preclinical Development
42 Discovery

*Excludes AbCellera-initiated and Trianni-license program. As of December 31, 2024. Historical results are not necessarily indicative of future results.

*As of December 31, 2024

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A cumulative total of 16 molecules have reached the clinic.

MOLECULE	MOST ADVANCED STAGE	THERAPEUTIC AREA(S)	PARTNER	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)*	• infectious disease: COVID-19	Lilly	AbCellera-initiated, partner-led
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)*	• infectious disease: COVID-19		
TAK-920 / DNL919	Phase 1*	• neurology: Alzheimer's Disease	DENALI	AbCellera partner-initiated discovery
ABD-147	Phase 1 (Fast Track-and Orphan drug-designated)	• oncology	Abdera Therapeutics	
undisclosed	Phase 1	• neuroscience	teva	
IVX-01	Clinical field study	• animal health	Invetx	
undisclosed	Clinical field study	• animal health		
undisclosed	Clinical field study	• animal health		
AB-2100	Phase 1/2	• oncology	ArsenalBio	Trianni license
undisclosed	Phase 1/2	• oncology	undisclosed	
NBL-012	Phase 1 (paused)	• dermatology • gastrointestinal disease • immunology	NovaRock Biotherapeutics	
NBL-015/FL-301	Phase 1 (paused)	• oncology		
NBL-020	Phase 1 (paused)	• oncology		
NBL-028	Phase 1 (paused)	• oncology		
GIGA-564	Phase 1	• oncology	GigaGen, Inc.	
undisclosed	Phase 1*	• undisclosed	undisclosed	

* Expect no further progress

As of September 30, 2025

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32 CO PY RI GH T © A BC EL LE RA Co rp or at e Ov er vi ew THANK YOU